Exhibit 10.55

September 20, 2021

Lannett Company, Inc.

9000 State Road

Philadelphia, PA 19136

Re: Letter of Agreement between Elite Pharmaceuticals, Inc. and Lannett Company, Inc. (“Amphetamine Renewal Letter”)

Mr. Block,

Lannett Company, Inc., a Delaware corporation located at 9000 State Road, Philadelphia, PA 19136 and/or its Affiliates (“Lannett”), and Elite Pharmaceuticals, Inc. a Nevada corporation and Elite Laboratories, Inc. a Delaware corporation (a subsidiary of Elite Pharmaceuticals, Inc.), located at 165 Ludlow Avenue, Northvale, NJ 07647 (together “Elite”) are parties to a License, Supply and Distribution Agreement for Mixed Salts for Single Entity Amphetamine Tablets and Mixed Salts for Single Entity Amphetamine Extended Release Capsules effective as of March 6, 2019 (“Amphetamines Agreement”). Under the Agreement, Elite granted the right to Lannett to sell and distribute the Mixed Salts for Single Entity Amphetamine Tablets and Mixed Salts for Single Entity Amphetamine Extended Release Capsules (“Amphetamines”). All capitalized terms used without definition in this Amphetamine Renewal Letter shall have the meanings provided in the Amphetamines Agreement.

Effective as of the date of execution of this Amphetamine Renewal Letter, the parties agree to the following:

Per Section 8.1 of the Amphetamine Agreement, Elite and Lannett agree to extend the Term of the Amphetamine Agreement for two (2) years. The Initial Term is for three (3) years, from the Effective Date of March 6, 2019 until March 5, 2022. The First Renewal Term mutually agreed upon with this letter shall be from March 6, 2022 until March 5, 2024. All terms and conditions of the Amphetamine Agreement shall remain in full force and effect.

If the foregoing correctly sets forth our agreement and understanding, please execute the enclosed counterpart of this letter agreement and return the executed counterpart to the undersigned at your convenience.

- SIGNATURE PAGE FOLLOWS -

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ELITE PHARMACEUTICALS, INC.

By	/s/ Nasrat Hakim
Name:	Nasrat Hakim
Title:	CEO

Accepted and agreed as of this September 20, 2021

LANNETT COMPANY, INC.

By	/s/ Michael Block
Name:	Michael Block
Title:	Vice President, Business Development

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